Exhibit 10.1

SECOND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) is dated as of September 24, 2014, among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (“Borrower”), and the Required Lenders party hereto (the “Required Lenders”). This Consent is made with reference to that certain Amended and Restated Credit Agreement, dated as of February 3, 2012 (as amended, restated, supplemented or otherwise modified from time to time (including pursuant to the Waiver identified below), the “Credit Agreement”) among the Borrower, the certain Guarantors party thereto, the Lenders party thereto, and BANK OF AMERICA, N.A. (together with its permitted successors), as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 7.01(ii) of the Credit Agreement, the Borrower is required to deliver to the Administrative Agent the quarterly financial reports described therein, within 45 days after the end of each fiscal quarter of the Borrower (except with respect to the fourth quarter of each fiscal year);

WHEREAS, pursuant to that certain Waiver and Consent to Amended and Restated Credit Agreement, dated as of August 7, 2014 (the “Waiver”), among the Borrower and the Lenders party thereto, the Lenders waived compliance with the 45-day requirement under Section 7.01(ii) of the Credit Agreement for delivery of the Borrower’s quarterly financial reports for the fiscal quarter ending June 27, 2014 (such quarterly financial reports, the “Specified Financials”), and consented to the delivery by the Borrower of the Specified Financials no later than September 25, 2014;

WHEREAS, the Borrower has requested that the Required Lenders consent to the delivery by the Borrower of the Specified Financials no later than October 10, 2014;

WHEREAS, the Required Lenders have agreed to provide this Consent as set forth herein under the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

SECTION 1.01 Consent. On the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties of the Borrower set forth in Article III hereof, the Required Lenders hereby consent to the delivery of the Specified Financials on or prior to October 10, 2014.

The foregoing is effective solely for the purposes expressly set forth herein and shall be limited precisely as written and shall not be in any event deemed (i) to constitute a waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document or (ii) except as expressly set forth herein, to prejudice any right or remedy that the Administrative Agent or the Lenders may have at any time under or in connection with the Credit Agreement or any other Loan Document.

ARTICLE II

SECTION 2.01 Conditions to Effectiveness. This Consent shall become effective (the “Consent Effective Date”) when the following conditions are satisfied:

(a) the Administrative Agent shall have received counterparts of this Consent executed by the Borrower, the Required Lenders and the Guarantors;

(b) after giving effect to this Consent, the representations and warranties set forth in Article III of this Consent shall be true and correct in all material respects on and as of the Consent Effective Date, to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(c) both before and after giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

ARTICLE III

The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

SECTION 3.01 Authorization; Enforceability. The Consent to be entered into by each Loan Party is within such Loan Party’s corporate powers and has been duly authorized by all necessary corporate action on the part of such Loan Party. This Consent has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.02 No Conflicts. Except as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, the execution and delivery of this Consent (a) will not violate any Law or any Contractual Obligation applicable to or binding upon Holdings, the Borrower or any Subsidiary of the Borrower or any of their respective properties or assets, (b) will not violate any provision of any Organization Document of Holdings, the Borrower or any Subsidiary of the Borrower and (c) will not result in the creation or imposition of any Lien on any of its properties or assets pursuant to any Law applicable to it or any of its Contractual Obligations.

SECTION 3.03 No Default. No Default or Event of Default exists, or would result from the transactions contemplated by this Consent, after giving effect to this Consent.

SECTION 3.04 Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

ARTICLE IV

SECTION 4.01 Acknowledgement and Consent By the Guarantors. Each Guarantor hereby acknowledges that it has read this Consent and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Consent, its obligations under the Credit Agreement and the other Loan Documents shall not be impaired or affected and such obligations are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

ARTICLE V

SECTION 5.01 Miscellaneous.

(a) Governing Law. This Consent shall be construed in accordance with and governed by the law of the State of New York. This Consent shall constitute a Loan Document and shall be administered and construed pursuant to the terms of the Credit Agreement (including, without limitation, Article XI thereof).

(b) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Consent and shall not affect the construction of, or be taken into consideration in interpreting, this Consent.

(c) Severability. Any provision of this Consent held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d) Counterparts. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Consent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

L-3 COMMUNICATIONS CORPORATION

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer

[Signature Page to Consent]

Bank of America, N.A., as a Lender

By:	/s/ Kenneth J. Beck
Name: Kenneth J. Beck
Title: Director

[Signature Page to Consent]

LENDER CONSENT

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Director & Execution Head

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

LENDER CONSENT

The Bank of Tokyo-Mitsubishi UFJ, LTD. as a Lender

By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Director

LENDER CONSENT

Barclays Bank PLC as a Lender

By:	/s/ Daniel Hunter
Name:	Daniel Hunter
Title:	Authorized Signatory

LENDER CONSENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael Madnick
Name:	Michael Madnick
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

LENDER CONSENT

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Mark Irey
Name:	MARK IREY
Title:	VP

LENDER CONSENT

SunTrust Bank, as a Lender

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

LENDER CONSENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tom Molitor
Name:	Tom Molitor
Title:	Managing Director

LENDER CONSENT

Australia and New Zealand Banking Group Limited as a Lender

By:	/s/ Hayden McNamara
Name:	Hayden McNamara
Title:	Chief Operating Officer

THE BANK OF NEW YORK MELLON,

as a Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

LENDER CONSENT

HSBC Bank USA, N.A. as a Lender

By:	/s/ Randolph E. Cates
Name:	Randolph E. Cates
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Branch Banking & Trust Company, as a Lender

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Vice President

LENDER CONSENT

Comerica Bank as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

Acknowledged and Agreed:

GUARANTORS:

L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation

By: Name: Title:	/s/ Stephen M. Souza Stephen. M. Souza Vice President and Treasurer

[Signature Page to Consent]

GUARANTORS:

BROADCAST SPORTS INC.,

a Delaware corporation

ELECTRODYNAMICS, INC.,

an Arizona corporation

FUNA INTERNATIONAL, INC.,

a Florida corporation

INTERSTATE ELECTRONICS CORPORATION,

a California corporation

L-3 COMMUNICATIONS AIS GP CORPORATION,

a Delaware corporation

L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.

a Delaware corporation

L-3 COMMUNICATIONS CINCINNATI ELECTRONICS

CORPORATION, an Ohio corporation

L-3 COMMUNICATIONS DYNAMIC POSITIONING

AND CONTROL SYSTEMS, INC., a California corporation

L-3 COMMUNICATIONS ELECTRON

TECHNOLOGIES, INC., a Delaware corporation

L-3 COMMUNICATIONS EO/IR, INC.,

a Florida corporation

L-3 COMMUNICATIONS ESSCO, INC.,

a Delaware corporation

L-3 COMMUNICATIONS FOREIGN HOLDINGS, INC.,

a Delaware corporation

L-3 COMMUNICATIONS INVESTMENTS INC.,

a Delaware corporation

L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.,

a Delaware corporation

L-3 COMMUNICATIONS MARIPRO, INC.,

a California corporation

L-3 COMMUNICATIONS MOBILE-VISION, INC.,

a New Jersey corporation

L-3 COMMUNICATIONS SECURITY AND DETECTION

SYSTEMS, INC., a Delaware corporation

L-3 COMMUNICATIONS SONOMA EO, INC.,

a California corporation

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer of each of the foregoing entities listed under the caption “Guarantors”

[Signature Page to Consent]

GUARANTORS:

L-3 COMMUNICATIONS WESTWOOD

CORPORATION, a Nevada corporation

L-3 APPLIED TECHNOLOGIES, INC.,

a Delaware corporation

L-3 CHESAPEAKE SCIENCES CORPORATION,

a Maryland corporation

L-3 DOMESTIC HOLDINGS, INC.,

a Delaware corporation

L-3 FUZING AND ORDNANCE SYSTEMS, INC.,

a Delaware corporation

L-3 G.A. INTERNATIONAL, INC.,

a Florida corporation

L-3 NATIONAL SECURITY SOLUTIONS, INC.,

a Delaware corporation

L-3 ADVANCED PROGRAMS, INC.,

a Delaware corporation

L-3 UNIDYNE, INC.,

a Delaware corporation

L-3 UNMANNED SYSTEMS, INC.,

a Texas corporation

PAC ORD INC.,

a Delaware corporation

POWER PARAGON, INC.,

a Delaware corporation

SPD ELECTRICAL SYSTEMS, INC.,

a Delaware corporation

SPD SWITCHGEAR INC.,

a Delaware corporation

TITAN FACILITIES, INC.,

a Virginia corporation

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer of each of the foregoing entities listed under the caption “Guarantors”

[Signature Page to Consent]

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a Delaware limited liability partnership

By:	L-3 COMMUNICATIONS AIS GP CORPORATION,
as General Partner

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer

L-3 COMMUNICATIONS GERMANY HOLDINGS, LLC a Delaware limited liability company

By:	L-3 COMMUNICATIONS CORPORATION, as Sole
Member

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer

L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware limited liability company

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer

[Signature Page to Consent]

L-3 COMMUNICATIONS FLIGHT CAPITAL LLC,

L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC,

L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC,

each a Delaware limited liability company

By:	L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, as Sole Member

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner

By:	/s/ Stephen M. Souza
Name:	Stephen M. Souza
Title:	Vice President and Treasurer

[Signature Page to Consent]

Acknowledged and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kenneth J. Beck
Name:	Kenneth J. Beck
Title:	Director

[Signature Page to Consent]